Exhibit 10.1

JPMORGAN CHASE BANK, N.A.

383 Madison Avenue

New York, NY 10179

NOTICE OF EXTENSION OF MATURITY DATE

October 21, 2015

To:

Reynolds American Inc.

Citibank, N.A.

Credit Suisse AG, Cayman Islands Branch

Fifth Third Bank

Goldman Sachs Bank USA

Mizuho Bank, Ltd.

Royal Bank of Canada

The Bank of Nova Scotia

PNC Bank, National Association

Wells Fargo Bank, National Association

AgFirst Farm Credit Bank

The Bank of New York Mellon

United FCS, PCA

Farm Credit Bank of Texas

Northern Trust Company

Ladies and Gentlemen:

Reference is made to (i) that certain Credit Agreement, dated as of December 18, 2014 (as amended, restated, modified and/or supplemented through the date hereof, the “Credit Agreement”), among Reynolds American Inc. as the Borrower (the “Borrower”), the lenders party thereto from time to time as Lenders and JPMorgan Chase Bank, N.A. as Administrative Agent (in such capacity, the “Administrative Agent”) and (ii) the letter from the Borrower to the Administrative Agent requesting an extension of the Final Maturity Date under the Credit Agreement referred to therein which was posted to the Lenders on October 1, 2015 (the “Maturity Date Extension Request Letter”).

In accordance with Section 2.20 (Maturity Date Extensions) of the Credit Agreement, we hereby notify you that the Final Maturity Date has been extended from December 18, 2019 to December 18, 2020 pursuant to the Maturity Date Extension Request Letter.

[Signature page to follow]

Very truly yours,

JPMorgan Chase Bank N.A., as Administrative Agent

By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director